UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-21189

Registrant Name:

PIMCO New York Municipal Income Fund III

Address of Principal Executive Offices:

1633 Broadway

New York, NY 10019

Name and Address of Agent for Service:

Lawrence G. Altadonna

1633 Broadway

New York, NY 10019

Registrant’s telephone number, including area code:

212-739-3371

Date of Fiscal Year End: September 30, 2013

Date of Reporting Period: June 30, 2013

Item 1. Schedule of Investments

Schedule of Investments

PIMCO New York Municipal Income Fund III

June 30, 2013 (unaudited)

Principal Amount (000s)		Value*
NEW YORK MUNICIPAL BONDS & NOTES - 94.4%
$ 1,000	Brooklyn Arena Local Dev. Corp. Rev., Barclays Center Project, 6.375%, 7/15/43	$1,134,730
1,500	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	1,538,100
730	Dutchess Cnty. Industrial Dev. Agcy. Rev., Elant Fishkill, Inc., 5.25%, 1/1/37, Ser. A	583,029
775	East Rochester Housing Auth. Rev., St. Mary’s Residence Project, 5.375%, 12/20/22, Ser. A (GNMA)	800,474
4,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	4,297,840
	Liberty Dev. Corp. Rev.,
1,050	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,171,034
2,400	Goldman Sachs Headquarters, 5.50%, 10/1/37	2,649,960
1,500	Long Island Power Auth. Rev., 5.75%, 4/1/39, Ser. A	1,664,280
	Metropolitan Transportation Auth. Rev.,
5,220	5.00%, 11/15/32, Ser. A (FGIC-NPFGC)	5,269,016
500	5.00%, 11/15/34, Ser. B	523,255
4,000	5.00%, 11/15/43, Ser. B	4,084,160
1,500	Monroe Cnty. Industrial Dev. Corp. Rev., Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA)	1,634,070
500	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	277,500
	New York City Industrial Dev. Agcy. Rev.,
600	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	660,600
2,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	2,576,178
2,000	New York City Transitional Finance Auth. Rev., 5.00%, 5/1/39, Ser. F-1	2,121,440
	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society,
2,000	5.00%, 8/1/33, Ser. A	2,194,060
3,450	5.00%, 2/1/34 (FGIC-NPFGC) (Pre-refunded @ $100 2/1/14) (a)	3,545,772
	New York City Water & Sewer System Rev., Second Generation Resolutions,
5,000	4.75%, 6/15/35, Ser. DD (b)	5,209,850
1,500	5.00%, 6/15/39, Ser. GG-1	1,556,970
4,000	New York Liberty Dev. Corp. Rev., 4 World Trade Center Project, 5.75%, 11/15/51	4,409,640
1,000	Niagara Falls Public Water Auth. Water & Sewer Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	1,002,570
400	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	426,844
600	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	677,106
	State Dormitory Auth. Rev.,
1,000	5.00%, 3/15/38, Ser. A	1,066,200
2,350	5.00%, 7/1/42, Ser. A	2,468,040
2,250	Jewish Board Family & Children, 5.00%, 7/1/33 (AMBAC)	2,199,937
250	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	275,598
3,740	St. Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	3,747,330
1,200	Teachers College, 5.50%, 3/1/39	1,255,644
500	The New School, 5.50%, 7/1/40	544,095
620	Winthrop Univ. Hospital Assoc., 5.50%, 7/1/32, Ser. A (Pre-refunded @ $100 7/1/13) (a)	620,000
2,500	Winthrop-Nassau Univ., 5.75%, 7/1/28 (Pre-refunded @ $100 7/1/13) (a)	2,500,000
750	State Environmental Facs. Corp. Rev., 4.75%, 6/15/32, Ser. B	797,100
1,600	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	1,653,680
	State Urban Dev. Corp. Rev.,
2,400	5.00%, 3/15/35, Ser. B	2,442,888
2,200	5.00%, 3/15/36, Ser. B-1 (b)	2,352,658
2,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (b)	2,158,640
1,400	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	1,458,198
	TSACS, Inc. Rev., Ser. 1,
2,000	5.00%, 6/1/26	1,861,060
100	5.00%, 6/1/34	81,987
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,005,900
600	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	666,174
100	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	100,106

Total New York Municipal Bonds & Notes (cost-$77,136,821)		80,263,713

OTHER MUNICIPAL BONDS & NOTES - 3.0%
District of Columbia - 0.2%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	191,966

Schedule of Investments

PIMCO New York Municipal Income Fund III

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Ohio - 1.9%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
$ 1,250	5.875%, 6/1/47	$1,011,625
700	6.50%, 6/1/47	618,149

		1,629,774

U. S. Virgin Islands - 0.7%
500	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	541,240

Washington - 0.2%
135	Tobacco Settlement Auth. of Washington Rev., 6.625%, 6/1/32	136,294

Total Other Municipal Bonds & Notes (cost-$2,373,580)		2,499,274

SHORT-TERM INVESTMENTS - 2.6%
U.S. Treasury Obligations - 2.6%
	U.S. Treasury Notes,
100	0.125%, 12/31/13	100,006
500	0.25%, 3/31/14	500,351
1,600	2.25%, 5/31/14	1,630,157

Total U.S. Treasury Obligations (cost-$2,231,030)
		2,230,514

Total Investments (cost-$81,741,431) (c)-100.0%		$84,993,501

Industry classification of portfolio holdings as a percentage of total investments at June 30, 2013 was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	18.0%
Transit Revenue	11.6
Industrial Revenue	11.5
Water Revenue	10.1
Income Tax Revenue	9.4
Recreational Revenue	8.5
College & University Revenue	7.2
Miscellaneous Taxes	5.1
Tobacco Settlement Funded	4.6
Highway Revenue Tolls	4.5
Miscellaneous Revenue	4.1
Electric Power & Light Revenue	2.0
Port, Airport & Marina Revenue	0.8

Total Revenue Bonds		97.4%
U.S. Treasury Obligations		2.6

Total Investments		100.0%

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

(a)	The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(b)	Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(c)	At June 30, 2013, the cost basis of portfolio securities for federal income tax purposes was $76,806,639. Gross unrealized appreciation was $4,655,055; gross unrealized depreciation was $1,416,638; and net unrealized appreciation was $3,238,417. The difference between book and tax cost was attributable to Inverse Floater transactions.

Glossary:

AGC - insured by Assured Guaranty Corp.

AGM - insured by Assured Guaranty Municipal Corp.

AMBAC - insured by American Municipal Bond Assurance Corp.

FGIC - insured by Financial Guaranty Insurance Co.

FHA - insured by Federal Housing Administration

GNMA - insured by Government National Mortgage Association

NPFGC - insured by National Public Finance Guarantee Corp.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes — Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at June 30, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/13
Investments in Securities - Assets
New York Municipal Bonds & Notes	$—	$80,263,713	$—	$80,263,713
Other Municipal Bonds & Notes	—	2,499,274	—	2,499,274
Short-Term Investments	—	2,230,514	—	2,230,514

Totals	$—	$84,993,501	$—	$84,993,501

At June 30, 2013, there were no transfers between Levels 1 and 2.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund III

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: August 20, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: August 20, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 20, 2013